Investor Presentation May 2018

Forward-Looking Statements / Disclaimers The information contained in this presentation has been prepared to assist you in making your own evaluation of the company and does not purport to contain all of the information you may consider important. Any estimates or projections with respect to future performance have been provided to assist you in your evaluation but should not be relied upon as an accurate representation of future results. Certain statements, estimates and ﬁnancial information contained in this presentation constitute forward-‐looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that could cause actual events or results to diﬀer materially from the results implied or expressed in such forward-‐looking statements. While presented with numerical speciﬁcity, certain forward-looking statements are based (1) upon assumptions that are inherently subject to signiﬁcant business, economic, regulatory, environmental, seasonal and competitive uncertainties, contingencies and risks including, without limitation, our ability to maintain adequate liquidity, to realize the potential benefit of our net operating loss tax carryforwards, to obtain sufficient debt and equity ﬁnancings, our capital costs, well production performance, and operating costs, anticipated commodity pricing, diﬀerentials or crack spreads, anticipated or projected pricing information related to oil, NGLs, and natural gas, realize the potential benefits of our supply and offtake agreements, assumptions inherent in a sum-of- the-parts valuation of our business, our ability to realize the benefit of our investment in Laramie Energy, LLC, assumptions related to our investment in Laramie Energy, LLC, including completion activity and projected capital contributions, Laramie Energy, LLC’s financial and operational performance and plans for 2018, the potential uplift of an MLP, our ability to meet environmental and regulatory requirements, our ability to increase refinery throughput and profitability, estimated production, our ability to evaluate and pursue strategic and growth opportunities, our estimates of 2018 Adjusted EBITDA, estimates regarding our anticipated diesel hydrotreater project, including costs, timing, and benefits, anticipated retail store openings in 2018, anticipated throughput, production costs, and on-island sales expectations in Hawaii, anticipated throughput and distillate yield expectations in Wyoming, our estimates related to the annual gross margin impact of changes in RINs prices, the ability of our refinery in Wyoming to provide supply in the Northwest region, and estimates regarding the CHS Inc. retail asset acquisition, including anticipated synergies and other benefits related to the acquisition, and anticipated financial and operating results of the acquired assets and their effect on the company’s earnings profile, cash flows and profitability (including Adjusted EBITDA, free cash flow and Adjusted earnings per share), and other known and unknown risks (all of which are difficult to predict and many of which are beyond the company's control), some of which are further discussed in the company’s periodic and other filings with the SEC and (2) upon assumptions with respect to future business decisions that are subject to change. There can be no assurance that the results implied or expressed in such forward-looking statements or the underlying assumptions will be realized and that actual results of operations or future events will not be materially diﬀerent from the results implied or expressed in such forward-looking statements. Under no circumstances should the inclusion of the forward-looking statements be regarded as a representation, undertaking, warranty or prediction by the company or any other person with respect to the accuracy thereof or the accuracy of the underlying assumptions, or that the company will achieve or is likely to achieve any particular results. The forward-looking statements are made as of the date hereof and the company disclaims any intent or obligation to update publicly or to revise any of the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Recipients are cautioned that forward-looking statements are not guarantees of future performance and, accordingly, recipients are expressly cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein. This presentation contains non-GAAP financial measures, such as Adjusted EBITDA, Adjusted Net Income (loss), and Laramie Energy Adjusted EBITDAX. Please see the Appendix for the definitions and reconciliations to GAAP of the non-GAAP financial measures that are based on reconcilable historical information. Cautionary Note Regarding Hydrocarbon Quantities The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserve estimates. We have provided Laramie Energy, LLC (“Laramie”) internally generated estimates for proved and probable reserve estimates (collectively, “2P”) in this presentation in accordance with SEC guidelines and definitions. The 2P reserve estimates as of December 31, 2017 included in this presentation have been prepared by Laramie’s internal reserve engineers and have not been reviewed or audited by Laramie’s independent reserve engineers. Actual quantities that may be ultimately recovered from Laramie’s interests may differ substantially from the estimates in this presentation. Factors affecting ultimate recovery include the scope of Laramie’s ongoing drilling program, which is directly affected by commodity prices, the availability of capital, drilling and production costs, the availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors; and actual drilling results, including geological and mechanical factors and recovery rates. 2

Our Business Platforms Refining Hawaii Refinery Wyoming Refinery ▪ 94,000 bpd 5.0 complexity refinery (1) ▪ 18,000 bpd 10.7 complexity refinery (1) ▪ 50% distillate yield configuration ▪ 95% light products yield ▪ Crudes sourced globally ▪ Tailored for Powder River Basin & Bakken crude Logistics Hawaii Logistics Wyoming Logistics ▪ Storage capacity of 5.4 million barrels with ▪ 140 miles of crude oil gathering systems 27 mile pipeline ▪ 40 miles of refined products pipeline ▪ 3 barges deliver products to 8 refined ▪ Approximately 650 thousand barrels of storage product terminals capacity Retail Retail ▪ Gasoline and diesel marketed through 91 locations in Hawaii and 33 locations in Idaho and Washington ▪ Exclusive provider of “76” branded outlets in Hawaii ▪ Completed launch of Hele, a local fuel brand in Hawaii Laramie Energy Laramie Energy: A Competitive Natural Gas Producer (2) ▪ Deep inventory of economic drilling locations ▪ Cash operating costs competitive with low cost basins in the U.S. ▪ Access to takeaway capacity to multiple end markets ____________________ (1) As measured by Nelson Complexity rating. 3 (2) Par Pacific has a 39.1% ownership interest in Laramie Energy.

Corporate Strategy Grow Existing Acquire Similar Maintain Diverse Leverage Tax Businesses Businesses Earnings Profile Attributes ▪ Bolt-on acquisitions ▪ Energy and ▪ Decrease commodity ▪ infrastructure price volatility Selective capital business in niche ▪ projects markets Enhance credit profile ▪ Continuous business improvement Disciplined Focus on Increasing Adjusted EPS and Free Cash Flow 4

Financial Summary Free Cash Flow ($MM) (1) LTM Adjusted Net Income ($MM) (2) Enterprise Value ($MM) (3) Net Debt to Total Capitalization (4) 60% 50% 49% 50% 46% 43% 43% 39% 40% 40% 30% 25% 20% 10% 0% Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 ____________________ (1) Free Cash Flow is defined as cash provided by (used in) operations minus capital expenditures. See Appendix for Non-GAAP reconciliation. (2) Adjusted Net Income (Loss) is defined as Net Income (Loss) excluding changes in the value of contingent consideration and common stock warrants, acquisition and integration expense, unrealized (gains) losses on derivatives, loss on termination of financing arrangements, release of tax valuation allowance, and inventory valuation adjustments. See Appendix for Non-GAAP reconciliation. (3) Closing stock price as of May 4, 2018. 45,881,918 shares outstanding as of April 30, 2018; principal amount of debt and cash amounts in millions as of March 31, 2018. (4) Net debt to total capitalization is defined as (i) principal amount of debt minus cash (“Net debt”), divided by (ii) Net debt plus stockholder’s equity. 5

Business Segment Profile Retail and Logistics contributed 40% of LTM Q1 2018 Adjusted EBITDA (1) E&P diversification with 39.1% ownership of Laramie Energy ▪ Targeting EURs of approximately 1.7 Bcfe with drilling and completion costs of approximately $950,000 ▪ Anticipated production growth range of 22% to 28% for 2018 exit vs. 2017 exit based on 1 rig program (2) Unrestricted federal tax attributes of $1.6 billion ____________________ (1) Percentage of total segment Adjusted EBITDA excluding corporate and other. (2) Growth rate calculated after excluding estimated 15 MMcfe/d production from the February 2018 acquisition. 6

Hawaii Refinery Asset Highlights ▪ Largest and most complex refinery in Hawaii ▪ Distillate yield configured for Hawaii demand ▪ $27MM diesel hydrotreater project anticipated to increase distillate production 5-7Mbpd; estimated completion 4Q 2019 ▪ Asset location and configuration favorably positioned to benefit from commercial flexibility ▪ Anticipated ability to meet environmental and regulatory requirements without material capital expenditures YTD 2018 Crude Sourcing YTD 2018 Yield Profile(1) Asset Detail Refining Unit Capacity (MBPD) Asia Crude Unit 94 Vacuum Distillation Unit 40 Middle East Gasoline North America Hydrocracker 19 Catalytic Reformer 13 Visbreaker 11 Africa Distillate Hydrogen Plant (MMCFD) 18 Naphtha Hydrotreater 13 Cogeneration Turbine Unit 20 MW ____________________ (1) Percentage of total yield excluding internal consumption. 7

Hawaii Business Strategy At Acquisition: September 2013 60,000 BPD throughput Creative working 45,000 BPD on-island sales capital solution 35% fuel oil yield Middle East crude slate Mid Pac acquisition $5.00/bbl production cost increased on-island sales Aggressive in-state commercial strategy Improved mechanical reliability Improved crude FY 2017: selection 73,736 MBPD throughput 63,282 MBPD on-island sales 16% fuel oil yield Balanced opportunistic crude slate $3.60/bbl production cost 2019 Goals: 83,000 BPD throughput 70,000 BPD on-island sales 15% fuel oil yield $3.00 - $3.30/bbl production cost $27MM distillate Reduce distillate imports hydrotreater project 8

Wyoming Refinery Asset Highlights ▪ 18,000 bpd refinery in Newcastle, Wyoming ▪ Complex refinery with a Nelson Complexity Index of 10.7 ▪ Flexible product yield ▪ Attractive light products yield over 95% during YTD 2018 YTD 2018 Crude Sourcing YTD 2018 Yield Profile(1) Asset Detail Refining Unit Capacity (MBPD) Crude Unit 18 Residual Fluid Catalytic Cracker 7 Catalytic Reformer 3 Gasoline Naphtha Hydrotreater 3 Powder River Basin Diesel Hydrotreater 5 Isomerization 5 ____________________ (1) Percentage of total yield excluding internal consumption. 9

Wyoming Business Strategy Acquisition: July 2016 15,200 BPD throughput Upgrade diesel 41% distillate yield hydrotreater to increase distillate production Establish out of market commercial strategy Refined products transported by rail Added Economic and Planning group 2019 Goals: Expanded commercial market Increased throughput > 54% distillate yield 10

Logistics Segment

Hawaii Logistics Asset Highlights Hawaii Assets Map North America ▪ Integrated system enhances flexibility and profitability ▪ Difficult to replicate asset base ▪ Multiple advantages from single point mooring ▪ Latin America Increased safety and flexibility South America ▪ Enhanced distribution capability Asia Asset Detail Number of Terminals 8 Middle East Africa Crude Storage Capacity (MMBbls) 2.4 Other Storage Capacity (MMBbls) 3.0 Terminal Crude Inflows Number of Barges 3 Refinery Refined Products Outflows Miles of Pipeline 27 Logistics network represents a critical component of Hawaii operations 12

Wyoming Logistics Logistics Assets ▪ 140-mile crude oil pipeline gathering system providing direct access to Powder River Basin crude ▪ 40-mile products pipeline feeds into Magellan Products Line en route to Rapid City, South Dakota ▪ Jet fuel terminal in Rapid City and pipeline connecting to the Ellsworth Air Force Base ▪ 650 Mbls of crude and refined product tankage with expansion opportunities identified ▪ Truck racks and a loading facility at the refinery Well-positioned to benefit from regional development 13

Retail Segment

Hawaii Retail Highlights ▪ Extensive footprint across four islands in Hawaii ▪ Strong financial performance throughout 2017 and YTD 2018 ▪ New location expected to open in 2018 Retail Network High real estate costs, scarcity of land, and logistics complexity strengthen competitive position 15

Northwest Retail Acquisition Significant Presence in Niche Market • 33 Cenex® Zip Trip branded convenience stores • 21 fee-owned sites • 30 sites recently remodeled / upgraded • Strategic multi-year fuel supply and Cenex® branded agreements Asset Highlights • Second largest branded retail position in Spokane region • Historically robust fuel margins driven by fuel supply logistics complexities • Wyoming Refinery well positioned to opportunistically provide additional supply to the region Acquisition further diversifies Par Pacific’s earnings profile 16

Laramie Energy

Laramie Energy Asset Highlights Production Profile (1) ▪ Par Pacific owns 39.1% of Laramie Energy, LLC ▪ 6,500+ Mesa Verde drilling locations over 150,000 net acres (2) ▪ 75% of existing gas production hedged through December 2018 ▪ Targeting EURs of approximately 1.7 Bcfe with drilling and completion costs of approximately $950,000 2018 Plans Unit Costs Reduction (4) ▪ Completed small, in-basin acquisition in February boosting anticipated 2018 production by an estimated 15 MMcfe/d ▪ Anticipated production growth range of 22% to 28% for 2018 exit vs. 2017 exit based on 1 rig program (3) ▪ Targeting < 3.0x debt / Adj. EBITDA through 2018 ____________________ Self-funded one rig program positions Laramie for production growth (1) Figures for 100% of Laramie Energy based on 2018 one rig capital plan. (2) Not pro forma recent acquisition. (3) Growth rate calculated after excluding estimated 15 MMcfe/d production from the February 2018 acquisition. (4) 2016 unit costs were $1.72/Mcfe. 2018E not pro forma for recently closed acquisition. 18

Appendix

Hawaii Market Fundamentals Refined Product Demand (1) Electricity Production by Source and Petroleum Use (2) Solar Hydro Commercial MBbl/d Total Production Marine Total Demand Geothermal 80 Other 70 72 Biomass 60 61 64 Industrial Wind 56 51 Air Transport 48 40 Coal Ground Transport 32 24 Petroleum 16 Electric Power 8 0 Other Products Distillate Shortage of distillate capacity in Hawaii Fuel oil utilized for ~70% of electricity generation in Hawaii Air Travel (2) GDP and Employment (2) (number of visitors in millions) Air travel to and from Hawaii projected to continue to grow Strong year over year economic growth in Hawaii ____________________ 1) Source: EIA data as of May 2017; including military demand per Par Pacific internal estimates. 2) Source: Department of Business, Economic Development and Tourism (“DBEDT”). Totals may not sum to 100% due to rounding. 20

Mid Pacific Crack Spread and Crude Differential 5YR Combined Mid-cycle (1) = $8.19 ____________________ (1) Company calculation based on a rolling five-year average for the 4-1-2-1 Mid Pacific Crack Spread plus Mid Pacific Crude Differential Mid Pacific Crude Differential is calculated as follows: Weighted average differentials, excluding shipping costs, of a blend of crudes with an API of 31.98 and sulphur wt% of 0.65% that is indicative of our typical crude mix quality. Mid Pacific 4.1.2.1 Crack Spread is calculated as follows: Singapore Daily: computed by taking 1 part gasoline (RON 92), 2 parts middle distillates (Sing Jet & Sing Gasoil), and 1 part fuel oil (Sing 180) as created from four barrels of Brent Crude. San Francisco Daily: computed by taking 1 part gasoline (SF Reg Unl), 2 parts middle distillates (SF Jet 54 & SF ULSD), and 1 part fuel oil (SF 180 Waterborne) as created from four barrels of Brent Crude. Daily: computed using a weighted average of 80% Singapore and 20% San Francisco. Month (CMA): computed using all available pricing days for each marker. Quarter/Year: computed using calendar day weighted CMAs for each marker. 21

Wyoming Crack Spread 4YR Combined Mid-cycle (1) = $20.44 ($/bbl) $22.99 $32.51 $19.03 $13.44 $18.16 $19.12 $13.69 $16.51 $21.47 $25.29 $23.79 $15.65 $57.94 $46.43 $42.18 $33.45 $45.59 $44.91 $49.34 $51.93 $48.30 $48.21 $55.40 $62.89 ____________________ (1) Company calculation based on a rolling four year average Wyoming 3-2-1 Index is calculated as follows: Rapid City Daily: Computed by taking 2 parts gasoline and 1 part distillate (ULSD) as created from a barrel of West Texas Intermediate Crude. Denver Daily: Computed by taking 2 parts gasoline and 1 part distillate (ULSD) as created from a barrel of West Texas Intermediate Crude. Pricing is based 50% on applicable product pricing in Rapid City, South Dakota, and 50% on applicable product pricing in Denver, Colorado. Daily: computed using a weighted average of 50% Rapid City and 50% Denver. 22

Capital Expenditures Summary ▪ Annual base maintenance capital expenditures of $25-30MM Maintenance / ▪ Regulatory 2018 estimates include non-recurring maintenance and regulatory capital related to Wyoming Refinery and Logistics ▪ Distillate hydrotreater project in Hawaii accounts for $15MM of growth capital in 2018 Growth ▪ Remaining growth capital allocated towards completion of new retail location in Western Oahu and debottlenecking projects within the Wyoming Refinery and logistics systems ▪ 2016 refinery capex higher due to Wyoming Benzout project Turnaround ▪ No material turnaround capex expected in 2018 ____________________ Note: $ in millions. 2016 excludes the Hawaii turnaround. 2016 Maintenance Cap-ex includes $6MM associated with completion of Wyoming Benzout project. 23

Corporate Structure $115 MM 5% Convertible Par Pacific Holdings Inc. Notes due 6/15/2021 NYSE: PARR $75 MM ABL Revolver (1) Due 12/21/2022 Par Petroleum, LLC $300 MM 7.75% Senior Secured Notes due 12/15/2025 Hermes Consolidated, LLC Laramie Energy, LLC (2) Supply and Offtake Par Hawaii Refining, LLC Par Hawaii, Inc d/b/a Wyoming Refining Agreement 39.1% Interest Company ____________________ Note: Chart omits certain intermediate subsidiaries between parent and operating subsidiaries for brevity. (1) ABL Revolver co-borrowers are Par Petroleum, LLC, a Delaware limited liability company, Mid Pac Petroleum, LLC, a Delaware limited liability company, Hermes Consolidated, LLC (d/b/a Wyoming Refining Company), a Delaware limited liability company, HIE Retail, LLC, a Hawaii limited liability company, Par Hawaii, Inc., a Hawaii corporation, and Wyoming Pipeline Company LLC, a Wyoming limited liability company. (2) Recourse limited to pledge of equity interest of Par Piceance Energy Equity, LLC. 24

Laramie Energy Hedging Program 2018 2019 NYMEX Fixed Price Swap Hedged Volume (MMBtu/day) 88,511 9,863 Average Floor Price ($/MMBtu) $2.68 $3.09 NYMEX Collar Hedged Volume (MMBtu/day) 7,500 Collar ($/MMBtu) $2.92 - $3.25 CIG Basis Swap Hedged Volume (MMBtu/day) 75,072 Average CIG Differential to NYMEX ($0.26) NGL Hedges Propane (gal/day) 26,836 Propane ($/gal) $0.73 N-Butane (gal/day) 7,364 N-Butane ($/gal) $0.85 I-Butane (gal/day) 7,364 I-Butane ($/gal) $0.85 Pentane (gal/day) 13,582 Pentane ($/gal) $1.37 25

Laramie Energy Reserves Year End Reserves and PV10 Summary – 100% of Laramie Energy Strip Pricing Summary Note: Par Pacific Holdings owned 42.3% of Laramie Energy, LLC as of 12/31/2017. Par Pacific Holdings currently owns 39.1%. Reserve information based on year end 2017 reserve report of Netherland, Sewell & Associates, Inc. (1) NGLs and Oil converted to gas based on 6:1 ratio (2) Based on NYMEX strip pricing as of December 31, 2017 held flat after five years also adjusted for NWROX basis of ($0.472). See "Non-GAAP PV10 and PV20 Disclosure" for additional discussion. (3) Based on North West Wyoming Pool SEC pricing as of December 31, 2017 adjusted for basis of ($0.072). See "Non-GAAP PV10 and PV20 Disclosure" for additional discussion. (4) All PUD locations listed are based on SEC standards. (5) Laramie Energy, LLC internal reserves based on PV10 discounting. 26

Laramie Key Statistics ____________________ (1) Laramie Debt is non-recourse to Par Pacific and solely guaranteed by a Par Pacific subsidiary that owns Laramie Energy units. (2) Preferred stock balance based on current Liquidation Preference amount. (3) Par Pacific ownership of Laramie Energy decreased from 42.3% to 39.1% upon the closing a small, in-basin acquisition on 2/28/2018. (4) Based on one rig capital plan and includes production from February 2018 acquisition. (5) Not pro forma for recent acquisition. (6) See Appendix for Non-GAAP reconciliation of Laramie Adjusted EBITDAX to the most directly comparable GAAP financial measure. 27

Laramie Energy Adjusted EBITDAX ($ in thousands) 28

Non-GAAP PV10 and PV20 Disclosure Non-GAAP PV10 and PV20 Disclosure PV10 and PV20 are considered non-GAAP financial measures under SEC regulations because they do not include the effects of future income taxes, as is required in computing the standardized measure of discounted future net cash flows. However, our PV10/PV20 and our standardized measure of discounted future net cash flows are equivalent as we do not project to be taxable or pay cash income taxes based on our available tax assets and additional tax assets generated in the development of reserves because the tax basis of our oil and gas properties and NOL carryforwards exceeds the amount of discounted future net earnings. PV10/PV20 should not be considered a substitute for, or superior to, measures prepared in accordance with U.S. generally accepted accounting principles. We believe that PV10 and PV20 are important measures that can be used to evaluate the relative significance of our natural gas and oil properties to other companies and that PV10 and PV20 are widely used by securities analysts and investors when evaluating oil and gas companies. PV10 and PV20 computed on the same basis as the standardized measure of discounted future net cash flows but without deducting income taxes. 29

Non-GAAP Financial Measures Last Twelve Months Consolidated Adjusted EBITDA and Adjusted Net Income (Loss) Reconciliation (1) ($ in thousands) Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Net income (loss) $ (83,857) $ (126,358) $ (45,835) $ 624 $ 20,718 $ 67,303 $ 72,621 $ 60,020 Adjustments to Net income (loss): Inventory valuation adjustment 26,085 44,171 25,101 (2,013) (3,572) (1,473) (1,461) (4,556) Unrealized loss (gain) on derivatives 3,056 (187) (12,034) (14,313) (1,508) (5,658) (623) (2,841) Acquisition and integration expense 1,991 3,758 5,294 4,876 4,031 1,984 395 774 Increase in (release of) tax valuation allowance (6,747) (7,042) (8,573) (8,573) — — — — Loss on termination of financing agreements 440 440 — — 1,804 1,804 8,633 8,633 Change in value of common stock warrants (865) (2,545) (2,962) (629) 1,094 2,726 1,674 240 Change in value of contingent consideration (5,702) (10,982) (10,770) (4,594) (1,042) (17) — 10,500 Severance costs — 105 105 1,700 1,700 1,595 1,595 — Par's share of Laramie Energy's unrealized loss (gain) on derivatives 19,198 13,606 17,278 6,853 (11,802) (7,427) (19,568) (11,319) Impairment expense 9,639 — — — — — — — Adjusted Net Income (loss) (36,762) (85,034) (32,396) (16,069) 11,423 60,837 63,266 61,451 Depreciation, depletion and amortization 21,858 26,905 31,617 37,782 43,965 45,626 45,989 47,766 Interest expense and financing costs, net 19,493 26,338 28,506 32,835 35,868 32,055 31,632 31,067 Equity losses (earnings) from Laramie Energy, LLC, excluding Par's share of unrealized loss (gain) on unrealized commodity derivatives 50,827 51,405 5,103 4,911 4,267 2,998 1,199 (3,880) Income tax expense (benefit) 354 210 661 973 1,297 1,967 (1,319) (1,933) Adjusted EBITDA $ 55,770 $ 19,824 $ 33,491 $ 60,432 $ 96,820 $ 143,483 $ 140,767 $ 134,471 _____________________________________________ (1) We believe Adjusted Net Income (Loss) and Adjusted EBITDA are useful supplemental financial measures that allow investors to assess: (1) The financial performance of our assets without regard to financing methods, capital structure or historical cost basis. (2) The ability of our assets to generate cash to pay interest on our indebtedness, and (3) Our operating performance and return on invested capital as compared to other companies without regard to financing methods and capital structure. Adjusted Net Income (Loss) and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income (loss), net income (loss), cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP. Adjusted Net Income (Loss) and Adjusted EBITDA presented by other companies may not be comparable to our presentation as other companies may define these terms differently. 30

Non-GAAP Financial Measures Consolidated Adjusted EBITDA by Segment Reconciliation (1) For the twelve months ended March 31, 2018 ($ in thousands) Corporate, Texadian and Refining Logistics Retail Other Operating income (loss) $ 84,670 $ 33,373 $ 24,318 $ (49,033) Adjustments to operating income (loss): Unrealized loss (gain) on derivatives (2,841) — — — Acquisition and integration expense — — — 774 Inventory valuation adjustment (4,556) — — — Depreciation, depletion and amortization 30,712 6,321 6,758 3,975 Adjusted EBITDA $ 107,985 $ 39,694 $ 31,076 $ (44,284) _____________________________________________ (1) Adjusted EBITDA by segment is defined as operating income (loss) by segment excluding unrealized (gains) losses on derivatives, inventory valuation adjustment, acquisition and integration expense, severance costs, and depreciation, depletion and amortization expense. We believe Adjusted EBITDA by segment is a useful supplemental financial measure to evaluate the economic performance of our segments without regard to financing methods, capital structure or historical cost basis. Adjusted EBITDA by segment presented by other companies may not be comparable to our presentation as other companies may define these terms differently. 31

Non-GAAP Financial Measures Free Cash Flow (1) ($ in thousands) 2016 2017 2018 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Cash provided by (used in) operations $ (40,835) $ (12,442) $ 17,357 $ 24,995 $ 37,202 $ 43,259 $ 1,027 $ 12,641 Less: Capital Expenditures 7,215 7,585 5,557 7,579 4,198 8,111 11,820 9,612 Free Cash Flow $ (48,050) $ (20,027) $ 11,800 $ 17,416 $ 33,004 $ 35,148 $ (10,793) $ 3,029 _____________________________________________ (1) Free Cash Flow is defined as cash provided by (used in) operations less capital expenditures. We believe Free Cash Flow is a useful supplemental financial measure to evaluate our ability to generate cash to repay our indebtedness or make discretionary investments. Free Cash Flow should be considered in addition to, rather than as a substitute for, net income as a measure of our financial performance and net cash provided by (used in) operations as a measure of our liquidity. Free Cash Flow presented by other companies may not be comparable to our presentation as other companies may define these terms differently. 32